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                                                                 EXHIBIT 10.16.5

                      AGREEMENT AND PLAN OF MERGER ADDENDUM

         THIS AGREEMENT AND PLAN OF MERGER ADDENDUM (the "Addendum") is entered into effective as of the 29th day of March, 2004, by and between XRG, Inc. ("XRG") and RSV, Inc. ("RSV").

                                    RECITALS:

         WHEREAS, XRG and RSV are parties to an Agreement and Plan of Merger dated February 2004 (the "Agreement and Plan of Merger"); and

         WHEREAS, the parties now desire to amend the Agreement and Plan of Merger to reflect the parties' agreement to modify the purchase consideration as set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

         1. Section 2(b) Adjustment of XRGC Shares of the Agreement and Plan of Merger will be deleted and an additional 1,000,000 shares of XRG Common Stock ("XRGC Shares") will be issued to the shareholder of RSV, Inc.

         2. Except as modified hereby, the Agreement and Plan of Merger remains in full force and effect.

XRG, INC.                                   RSV SHAREHOLDER:

By:                                         ------------------------------------
   -------------------------
         President

                                            ------------------------------------

                                            ------------------------------------

RSV, INC.                                   ------------------------------------

By:
   -------------------------
         President